Exhibit 24-B

POWER OF ATTORNEY

WITH RESPECT TO REGISTRATION STATEMENTS OF

FORD CREDIT CANADA FUNDING COMPANY LIMITED

COVERING DEBT SECURITIES OF FORD CREDIT CANADA FUNDING COMPANY LIMITED AND THE FULL AND UNCONDITIONAL GUARANTEE OF SUCH DEBT SECURITIES BY FORD MOTOR CREDIT COMPANY LLC

The undersigned, an officer or director of FORD CREDIT CANADA FUNDING COMPANY LIMITED (the “Company”), does hereby constitute and appoint any officer of the Company and each of them, severally, her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in her name (whether on behalf of FORD CREDIT CANADA FUNDING COMPANY LIMITED, or as an officer or director of FORD CREDIT CANADA FUNDING COMPANY LIMITED, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD CREDIT CANADA FUNDING COMPANY LIMITED to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD CREDIT CANADA FUNDING COMPANY LIMITED authorized by the Board of Directors of FORD CREDIT CANADA FUNDING COMPANY LIMITED including specifically, but without limitation thereto, power and authority to sign her name (whether on behalf of FORD CREDIT CANADA FUNDING COMPANY LIMITED or as an officer or director of FORD CREDIT CANADA FUNDING COMPANY LIMITED, or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post effective amendments) to the Registration Statement or Registration Statements to be filed with, or that have been previously filed with, the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules, prospectuses or related documents filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of October 29, 2026.

/s/ Shannon Mokhiber	/s/ Eliane S. Okamura Ramus
Shannon Mokhiber	Eliane S. Okamura Ramus